SEMI-ANNUAL REPORT



                                MATRIX ADVISORS
                                   VALUE FUND










                                DECEMBER 31, 2001









                          747 THIRD AVENUE, 31ST FLOOR
                               NEW YORK, NY 10017

                                MATRIX ADVISORS
                                   VALUE FUND


February 1, 2002

Dear Fellow Shareholder:

     I am pleased to enclose our semi-annual report and commentary concerning the Fund for the period ending December 31, 2001.

     The Fund posted a dramatic increase for the quarter, which not only reversed the downturn of the previous quarter, but also enabled the Fund to finish the year on a strong positive basis. The Net Asset Value of the Fund ended the year 2001 at $47.23, an increase of +12.35% for the year.

     The Fund's return was most satisfactory in absolute terms. However, in relation to the overall market, its return last year was notable, as the following chart indicates:


                   COMPARISON OF EQUITY PERFORMANCE FOR 2001

        *Please see the important disclosure at the end of this letter.

        Matrix Advisors     S&P 500        Value Line     Russell 2000
          Value Fund         Index           Index           Index
          ----------         -----           -----           -----
            12.35%          -11.90%         -4.90%           2.30%


     This represents the third consecutive year that the Fund has significantly outpaced the overall stock market, and the second straight year in which the Fund has posted solid returns in the face of a rather negative overall market.

                                MATRIX ADVISORS
                                   VALUE FUND

     One particularly gratifying aspect of the Fund's performance last year was its ability to be profitable in every sector in which it was invested, including technology. The tech-rich NASDAQ Composite, by comparison, declined by -20.82% last year.

     This strong performance has not gone unnoticed. The Fund received a favorable profile in the SUNDAY NEW YORK TIMES during the summer, continues to maintain a Morningstar 5 Star rating, and was cited in early January 2002 as a top performing multi-cap Value fund, based on total return for the 12-month period ending January 4, 2002, as reported by Lipper.

     There were many other positive developments at the Fund in 2001 in addition to strong performance. At year-end the Fund's asset level had risen through the critical $50 million threshold. This allowed the Fund to return to the daily listings in such major publications as THE NEW YORK TIMES, THE WALL STREET JOURNAL AND THE CHICAGO TRIBUNE.

     Other recent accomplishments include:

* Maintaining our extraordinarily low expenses for a fund of its size. The Fund finished 2001 with a .99% expense ratio (after the manager's partial fee waiver).
* Continued tax efficiency. The capital gain distribution in 2001 was 2.20% of assets, and was all long-term gain.
* Far greater visibility and participation by financial advisors, planners and other investment managers.
* The Fund was one of three Mid-Cap Value funds highlighted in CONSUMER REPORTS (March 2002 issue).

     If you have any questions on the enclosed or would like to discuss our outlook on the market or the Fund in greater detail, please feel free to call us at (800) 366-6223 or e-mail us at matrix@matrixassetadvisors.com. You might also enjoy visiting our website at www.matrixadvisorsvaluefund.com.


Best regards.

/s/ David A. Katz

Sincerely,

David A. Katz, CFA
Chief Investment Officer


PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. THE ADVISOR'S PARTIAL FEE AND EXPENSE WAIVER INCREASES TOTAL RETURN. Fund share value and returns fluctuate and investors may have a gain or loss when they redeem shares. The Fund's average annual total returns for the one, three and five-year periods ended December 31, 2001 and for the period from July 3, 1996, the inception of Matrix's involvement with the Fund, were 12.35%, 17.22%, 14.33%, and 15.02%, respectively. Matrix Asset Advisors became the sub-advisor on July 3, 1996 and Advisor to the Fund on May 11, 1997. Prior to those dates, the Fund was managed by another advisor. Small and mid-cap investing may involve volatility and other risks.

                                MATRIX ADVISORS
                                   VALUE FUND

The Fund ranked 9 out of 454 multi-cap value funds tracked by Lipper, Inc. for the one-year period ended January 2, respectively. The Fund also ranked 19 out of 481 and 39 out of 235 multi-cap value funds for the one and five-year periods ended December 31, 2001. Lipper rankings are based on total return; this calculation does not include sales charges. Please note that this Fund does not charge sales charges.

Morningstar proprietary ratings on U.S.-domiciled funds reflect historical risk-adjusted performance as of 12/31/01. The ratings are subject to change every month. Morningstar ratings are calculated from the fund's 3-, 5-, and 10-year average annual returns (if applicable) in excess of 90-Day U.S. Treasury Bill returns with appropriate fee adjustments, and a risk factor that reflects Fund performance below 90-day U.S. T-bill returns. The Fund received 5 stars overall and for the three-year and five-year periods. The top 10% of funds in a broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Fund was rated exclusively against U.S.-domiciled funds and was rated among 205 Mid-Cap Value Funds.

For the period ended December 31, 2001, the Fund had the following average annual returns after giving effect to taxes:

                                                     1 year      5 years      Inception (7/3/96)
                                                     ------      -------      ------------------
Return after taxes on distributions                  +11.72%      +13.88%          +14.51%
Return after taxes on distributions and sale
  of fund shares                                      +7.96%      +11.88%          +12.48%

After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after tax-returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                MATRIX ADVISORS
                                   VALUE FUND

                CAPITAL MARKETS COMMENTARY AND QUARTERLY REPORT:
                       4TH QUARTER AND 2001 ANNUAL REVIEW

     The test of a nation's greatness is how it responds to adversity. On so many different levels, the reaction of the American people and our institutions to the nightmare of September 11 was a resounding affirmation of American strength, resilience and goodness.

     While 2001 will forever be recorded as a year of travail, it should also stand as the beginning of an American renewal. That renewal is likely to pervade not only our spirit, but also our economy in the years to come.

     As happens so very often in the stock market, just as everyone was focused in one direction, the market took the opposite route.

     At the beginning of the fourth quarter, the stock market, like the entire nation, had just sustained a massive blow from the attack of September 11. While the last week of the month saw a significant reversal of the losses sustained in the attack's immediate aftermath, the overwhelming focus was on the likelihood that the tragedy would throw the economy into recession, the impact on corporate profits, and what further actions the Federal Reserve would take.

     Nevertheless the story of the stock market in the fourth quarter was one of strong recovery, with a growing conviction that the economy would begin to recover in mid-2002 and that the impact of terrorism would not be permanently debilitating.

     Of course, the overall story of the market in 2001 was dismal. The technology sell-off that began in 2000 proceeded apace during the year and belatedly hit the telecom equipment sector. Telecom equipment stocks, which had seemingly dodged bullets in 2000, were flattened last year with staggering reversals.

     Overall, the market recorded its worst two-year period since the demise of the Nifty Fifty in the early 1970's. By year-end, both the S&P 500 and the NASDAQ indices had posted negative three-year returns, reversing the substantial gains of 1999.

     For the year, overall stock market index results were as follows:

S&P 500 Index:                       -11.9%
Dow Jones Industrials:                -5.5%
NASDAQ Composite:                    -20.0%

     By contrast, our Matrix Advisors Value Fund continued to achieve solid positive results, which in relative terms were nothing short of dramatic. Most significantly, the ability of the Fund to generate profits during the past two negative years has created a strong performance advantage over the major market indices for the past one, three, and five years.

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                                MATRIX ADVISORS
                                   VALUE FUND

     The following chart illustrates this substantial advantage:

                  Matrix Advisors Value Fund vs. S&P 500 Index
                                (as of 12/31/01)

                                             1 Year    3 Year    5 Year
                                             ------    ------    ------
Matrix Advisors Value Fund                   12.35%    16.50%    14.30%
S&P 500 Index                               -11.90%    -1.00%    10.70%

     Amazingly, every overall sector in the Fund's portfolio posted positive returns in 2001, including the once-loved and now-reviled technology sector. We think this uniformly positive sector performance is a great illustration of the power of applying a defined discipline across various sectors of the economy that often correlate very differently in the stock market.

THROUGH A GLASS CLEARLY: REVIEWING OUR PREDICTIONS FOR 2001

     While resisting the unseemly urge to gloat, we basically hit the nail on the head with our predictions for 2001. Most prescient of all was our final bold-typed prediction, which we now repeat:

     "ALTHOUGH NO ONE CAN GUARANTEE FUTURE RESULTS, WE MAINTAIN A STRONG CONVICTION THAT THE MATRIX ADVISORS VALUE FUND WILL ONCE AGAIN POST SOLID RETURNS AND OUTPERFORM THE MAJOR STOCK MARKET INDICES FOR 2001."

     With all due modesty, we had no inkling that our outperformance would be as large as it was.

     Our macro-economic predictions were fairly accurate, as we foresaw the cumulative impact of a Federal Reserve intent on steering the economy through a recession with eased interest rates and available liquidity.

     Other predictions that were accurate, at least for the Fund, were that tech stocks on a selective basis would be attractive, and that Value investing in general would again lead the market.

     The only prediction that was not terribly accurate was our conviction that after a volatile first half of the year (true enough) the markets would rally, as corporate earnings expectations would be re-calibrated. The recession was more tenacious than we expected and of course no one foresaw the reality or the impact of September 11. Stocks did start to rally in the last quarter of the year, but from a lower starting point than we had anticipated.

                                MATRIX ADVISORS
                                   VALUE FUND

BATTER UP! OUR FEARLESS FORECAST FOR 2002

     Having now sufficiently congratulated ourselves on last year's tea leaf reading, we hereby offer our prognostication for 2002:

     The economy will begin to recover in mid year, as business demand starts to increase. The consumer will not have ever fled the economy; therefore the intensity of the recovery is likely to be significantly lower than previous recessions.

     As to the stock market, 2002 will certainly be a better year than 2001. After two back-to-back negative years in the market, we look for the Bull to return to Wall Street. Returns will probably regress to their historic norm of 10-12%, rather than the unsustainable gains of the mid 1990s. We believe that the disparity of performance between Value and Growth investing will be small, but Value will eke out a lead.

     Once again, we believe that the Fund will outperform major market indices, though we do not expect that margin of outperformance to be as extraordinary as 2001. Again, no one can predict future returns. But our conviction is based on the fact that the Fund's holdings are positioned in businesses that should be strong beneficiaries of a recovering economy, and have been bought at very attractive prices.

                     YEAR-END PORTFOLIO REVIEW AND OUTLOOK

     As mentioned above, 2001 saw uniformly positive performance from all sectors in the Fund's portfolio. The result was a year of attractive absolute and tremendous relative returns.

     The common thread in the Fund's success last year was a classic attention to fundamentals that led us to many strong businesses that had come under extensive market pressure. In addition, our strong conviction during the summer that the economy was closer to leaving rather than entering a recession led us to focus on stocks that would particularly benefit from a recovering economy, rather than to focus on more defensive issues.

     Finally, the tragedy of September 11 did not change our prognosis for the overall economy, but did add the element of compelling prices, as all businesses were emotionally marked down. We correctly viewed the immediate aftermath of September 11 as an extraordinary buying opportunity, much of which has already borne fruit.

     The primary contributors to positive performance last year were health care stocks, primarily medical product companies, financial stocks, especially banks and mortgage companies, selected Old Economy stocks, and, yes Virginia, selected technology companies in a diverse range of industries.

     Specifically, among medical products companies, Boston Scientific, Guidant and Johnson & Johnson were all major contributors to profitability, as was Abbott Labs among drug stocks. Financial stocks were led by Bank of America (which recovered well from a poor 2000), Comerica and Wachovia Banks, First Data, Equifax, Knight Trading and the recently-purchased American Express and Citigroup.

                                MATRIX ADVISORS
                                   VALUE FUND

     Old Economy standouts included Interpublic Group, Leggett and Platt, Office Depot and the recently-purchased CVS and Walt Disney. Our sole energy stock, Schlumberger, also performed quite well.

     Among tech and telecom  stocks,  we had strong  performance  from  Adaptec,
American  Power  Conversion  Corp.,  Computer  Sciences,   EDS,  Gartner,  Inc.,
Novellus, Symbol Technologies and Verizon.

     During the year a substantial number of stocks were sold for impressive gains, including the previously-mentioned Equifax, and its spin-off, Certegy, American Home Products, Mylan Labs, Sensormatic and Vishay.

     Our single greatest disappointment for the year stemmed from the announcement of the proposed merger between Hewlett-Packard and Compaq Computer. Each of these was a significant holding, and each was rather negatively impacted by the announcement. Other technology laggards included 3Com, Lucent, Motorola, and the small remaining amount of Global Crossing.

     Pharmaceutical stocks other than Abbott were all laggards last year, including American Home Products (which was nevertheless sold for a healthy profit), Pharmacia and Schering-Plough. J.P. Morgan Chase was conspicuously weak among financial stocks, as were retailers Claire's and Gap Stores.

     The intensity of post September 11 buying focused us on building new positions in American Express, Citigroup and Walt Disney as well as adding to positions in CVS, Computer Sciences, Novellus Systems Inc., Schlumberger Ltd., and Symbol Technologies. All of these positions had added substantial value by year-end.

     As we had been advising throughout the year, the Fund realized more gains than it has in previous years. This was a function of our desire to protect profits in a volatile environment and to free up cash in the wake of September 11 by selling stocks such as American Home Products and Equifax which had accomplished their goals in our portfolio, and which had appreciated substantially.

     As in the past, we made an intense and rather successful effort to minimize capital gains during the year. The result was continued tax efficiency for the Fund, with virtually all net gains carrying long-term status. Paying taxes is not fun, but abstaining from taking a profit and watching a paper gain become a loss, well that's downright painful. We would always prefer to keep 80% of a lot rather than to risk owning 100% of nothing.

     Looking forward, we reiterate our belief that 2002 will be a good one overall and for the Fund in particular. We believe that the market will continue to pay attention to corporate fundamentals in valuing stocks. That is an environment in which we should flourish. Finally, we believe the Fund's portfolio is well positioned for economic recovery. To use the sports analogy, the Fund is configured to play offense more than to play defense.

       *                             *                              *

                                MATRIX ADVISORS
                                   VALUE FUND

     As we like to do in our year-end review, we devote this installment of IDEAS ABOUT INVESTING to lessons learned or lessons that should be learned from the past year in the stock market. Here's hoping that these lessons do not go the way of most people's New Year's resolutions.

     On a wonderful ending note, we are thrilled to announce the best kind of growth at Matrix. On December 3, Michelle and David Katz brought Jacklyn Paige into the world. And Senior VP Steve Roukis and his wife Laura got a very special Christmas present - the news of the springtime arrival of their second child.

     No matter where this letter finds you, we wish each of you all the very best for a year of health, contentment, prosperity and peace. Please feel free to contact any of us at (800) 366-6223 or e-mail us at www.matrixadvisorsvaluefund.com.

     Thank you sincerely for your continued trust, confidence and support.


COMPLIANCE STATEMENT:

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. THE ADVISOR'S PARTIAL FEE AND EXPENSE WAIVER INCREASES TOTAL RETURN. Fund share value and returns fluctuate and investors may have a gain or loss when they redeem shares. The Fund's average annual total returns for the one, three and five-year periods ended December 31, 2001 and for the period from July 3, 1996, the inception of Matrix's involvement with the Fund, were 12.35%, 17.22%, 14.33%, and 15.02%, respectively. Matrix Asset Advisors became the sub-advisor on July 3, 1996 and Advisor to the Fund on May 11, 1997. Prior to those dates, the Fund was managed by another advisor. Small and mid-cap investing may involve volatility and other risks.

                                MATRIX ADVISORS
                                   VALUE FUND

                              IDEAS ABOUT INVESTING

                  A QUARTERLY QUEST FOR INVESTING ENLIGHTENMENT

WHILE 2001 MIGHT HAVE BEEN A YEAR TO FORGET, THERE ARE MANY INVESTING LESSONS FROM THE YEAR THAT WE ARE WISE TO REMEMBER.

1.   ULTIMATELY, "DON'T FIGHT THE FED" STILL MAKES SENSE.

During the past year, there was significant skepticism about the efficacy of the rate cuts that the Federal Reserve had mandated. Markets stopped reacting directly to announcements of such cuts, and many felt that they had lost their power.

What was not appreciated was both the lag effect and the cumulative effect of those cuts. While such rate cuts will not single-handedly pull the economy out of a recession, they have created the backdrop for increased corporate profits, which will ultimately boost the economy and the stock market.

The fourth-quarter rally was in some measure a reflection of the work the Fed had done to stimulate the economy, while choosing to be concerned by the non-existent signs of inflation.

Investors who believed that the Fed's actions would ultimately have an impact have been and will continue to be vindicated.

2. HE (OR SHE) WHO APPROACHES INVESTING WITH A MINIMUM OF EMOTION, NOT TO MENTION EGO, HAS A GREAT ADVANTAGE.

None of us were immune from the shock of September 11. However, from an investing perspective it was wise to separate the tremendous emotional anxiety from an assessment of the market opportunity that the crisis created. Simply stated, the markets over time will be governed far more by overall economic factors and individual corporate circumstances, than by political issues.

In our view, the emotional reaction in the market created a huge buying opportunity because of the indiscriminate sell-off of virtually all stocks. This allowed those of us who pay close attention to corporate fundamentals, and who apply disciplined price parameters to investments, to capitalize on the market decline.

3.   JUST BECAUSE A STOCK DROPS A LOT DOESN'T MEAN IT'S A BARGAIN.

One of the more dramatic stories of the past year was the continued erosion of some of the highest flyers of the late `90's. Names like Amazon.com, Cisco, Oracle, EMC, Sun Microsystems, to name a few, dominated media coverage of the explosive NASDAQ in the late `90's, as millions of new-to-the-market investors put money into the stocks that were continually rising.

The decline in these stocks from their highs has been stunning. However, investors who thought to buy on some assumed dip were also hurt as these stocks have just kept falling. The lesson is that when the market decides that stocks should be priced in a disciplined way based on earnings and realistic earnings prospects, the fact that a stock has dropped 60, 70 or 80% is irrelevant.

                                MATRIX ADVISORS
                                   VALUE FUND

What is important is where the stock is priced currently and whether that price is fair, undervalued or overvalued. In our view a great many of the former high flyers are still overvalued, despite their precipitous falls.

4. 'TIS BETTER TO HAVE MOST OF A LARGE POT, THAN ALL OF A SMALL ONE. IN OTHER WORDS, TAKE PROFITS FOR SOUND INVESTMENT REASONS, AND TRY IF POSSIBLE TO TAKE THEM TAX-EFFICIENTLY.

Issues of portfolio turnover and the levels of capital gains distributions in many mutual funds have given selling a vaguely distasteful connotation among many investors. We would readily concede that selling is harder for most people than buying, since most people do not have defined expectations for a particular stock. However, when you do have those defined expectations, selling becomes much easier, and as the past two years illustrates, a vital tool to assure profitability.

The willingness to sell a stock that has reached reasonable valuation parameters carries three important benefits: 1) it allows an investor to have truly profited from the investment, by turning a paper gain into a realized gain; 2) it avoids the ever-increasing down-side potential inherent in owning a stock as it continues to appreciate; and 3) it enables the investor to take the proceeds and hopefully to identify new undervalued opportunities.

The great vulnerability of stocks to "round tripping" (financial gravity) during the past two years has made the wisdom of selling self-apparent. Plus, when such selling can be done tax-efficiently, i.e., after a one-year holding period, then the tax bite is usually far less onerous than the potential loss of holding on to a stock whose time has come - and gone.

                                MATRIX ADVISORS
                                   VALUE FUND

                       SCHEDULE OF INVESTMENTS (UNAUDITED)
                               DECEMBER 31, 2001

COMMON STOCKS (99.01%)

SECURITY                                    SHARES                    VALUE
--------                                    ------                    -----
BANKS: (13.34%)
Bank of America Corp.                        25,000                 $ 1,573,750
Comerica Inc.                                26,700                   1,529,910
Fleet Boston Corp.                           42,000                   1,533,000
J.P. Morgan Chase                            41,000                   1,490,350
Wachovia Corp.                               23,000                     721,280
                                                                    -----------
                                                                      6,848,290
                                                                    -----------
BROKERS: (5.36%)
Knight Trading Corp.                        110,000                   1,212,200
Morgan Stanley Dean Witter                   27,500                   1,538,350
                                                                    -----------
                                                                      2,750,550
                                                                    -----------
COMPUTER AND PERIPHERALS: (8.14%)
Adaptec Inc.*                               108,000                   1,566,000
3 Com Corp.*                                 35,600                     227,128
Compaq Computer Corp.                        75,000                     732,000
Hewlett-Packard Co.                          80,500                   1,653,470
                                                                    -----------
                                                                      4,178,598
                                                                    -----------
COMPUTER SOFTWARE AND SERVICES: (5.90%)
Computer Sciences Corp.*                     28,000                   1,371,440
Electronic Data Systems Corp.                14,500                     993,975
Roxio Inc.*                                  40,200                     665,310
                                                                    -----------
                                                                      3,030,725
                                                                    -----------
CONSUMER DURABLES: (6.76%)
Claire's Stores, Inc.                        78,000                   1,177,800
Gap Inc.                                     97,000                   1,352,180
Leggett & Platt                              41,000                     943,000
                                                                    -----------
                                                                      3,472,980
                                                                    -----------
CONSUMER PRODUCTS: (1.10%)
Bausch & Lomb, Inc.                          15,000                     564,900
                                                                    -----------
DRUGS: (10.17%)
Abbott Laboratories                          25,000                   1,393,750
Johnson & Johnson                            20,000                   1,182,000
Merck & Co.                                   6,000                     352,800

                                MATRIX ADVISORS
                                   VALUE FUND

COMMON STOCKS (UNAUDITED), CONTINUED

SECURITY                                    SHARES                    VALUE
--------                                    ------                    -----
DRUGS, CONTINUED
Pharmacia & Upjohn, Inc.                     12,100                 $   516,065
Schering-Plough Corp.                        49,600                   1,776,176
                                                                    -----------
                                                                      5,220,791
                                                                    -----------
ENERGY: (3.85%)
Schlumberger Ltd.                            36,000                   1,978,200
                                                                    -----------
FINANCIAL SERVICES: (4.05%)
American Express Co.                          8,000                     285,520
Citigroup Inc.                               20,000                   1,009,600
First Data Corp.                             10,000                     784,500
                                                                    -----------
                                                                      2,079,620
                                                                    -----------
FOOD: (2.56%)
H.J. Heinz Co.                               32,000                   1,315,840
                                                                    -----------
INDUSTRIAL SERVICES: (2.63%)
Manpower Inc.                                40,000                   1,348,400
                                                                    -----------
MEDIA/ENTERTAINMENT: (3.82%)
Interpublic Group Cos., Inc.                 37,000                   1,092,980
Walt Disney Co.                              42,000                     870,240
                                                                    -----------
                                                                      1,963,220
                                                                    -----------
MEDICAL SUPPLIES: (5.75%)
Boston Scientific*                           90,000                   2,170,800
Guidant Corp.                                15,700                     781,860
                                                                    -----------
                                                                      2,952,660
MORTGAGE: (2.04%)
Federal Home Loan Mortgage Co.               16,000                   1,046,400
                                                                    -----------
RETAIL: (3.36%)
CVS Corp.                                    27,000                     799,200
Office Depot Inc.*                           50,000                     927,000
                                                                    -----------
                                                                      1,726,200
                                                                    -----------
SEMICONDUCTORS/CAPITAL EQUIPMENT: (3.30%)
Novellus Systems, Inc.*                      43,000                   1,696,350
                                                                    -----------

                                MATRIX ADVISORS
                                   VALUE FUND

COMMON STOCKS (UNAUDITED), CONTINUED

SECURITY                                    SHARES                    VALUE
--------                                    ------                    -----
TECHNOLOGY: (6.42%)
American Power Conversion*                  105,000                 $ 1,518,300
Symbol Technologies Inc.                    112,000                   1,778,560
                                                                    -----------
                                                                      3,296,860
                                                                    -----------
TELECOMMUNICATIONS/EQUIPMENT: (3.15%)
Lucent Technologies                         155,000                     974,950
Motorola Inc.                                42,600                     639,852
                                                                    -----------
                                                                      1,614,802
                                                                    -----------
TELECOMMUNICATIONS SERVICES (5.79%)
CenturyTel, Inc.                             46,500                   1,525,200
Sprint Corp.                                 72,000                   1,445,760
                                                                    -----------
                                                                      2,970,960
                                                                    -----------
TRANSPORTATION: (1.52%)
Federal Express Corp.                        15,000                     778,200
                                                                    -----------

                                      TOTAL COMMON STOCKS
                                      (cost $43,652,191)             50,834,546

SHORT-TERM INVESTMENTS (1.61%)        PRINCIPAL AMOUNT
------------------------------        ----------------
Firstar Treasury Fund (cost $829,124) $829,124                          829,124
                                                                    -----------

                                      TOTAL INVESTMENTS IN SECURITIES
                                      (cost $44,481,315) - 100.62%   51,663,670
                                      LIABILITIES LESS
                                        OTHER ASSETS - (0.62%)         (320,219)
                                                                    -----------
                                      TOTAL NET ASSETS - 100.00%    $51,343,451
                                                                    ===========
*Non income-producing security.

THE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS SCHEDULE.

                                MATRIX ADVISORS
                                   VALUE FUND

                 STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
                               DECEMBER 31, 2001

                                     ASSETS
Investments in securities, at value:
  Common stocks (cost $43,652,191)                                   $50,834,546
  Short-term investments (cost $829,124)                                 829,124
Receivables:
  Fund shares sold                                                       283,776
  Dividends and interest                                                  64,333
Prepaid expenses and other assets                                         10,985
                                                                     -----------
     TOTAL ASSETS                                                     52,022,764
                                                                     -----------

                                  LIABILITIES
Payables:
  Advisory fee                                                            72,282
  Securities purchased                                                   553,280
  Fund shares repurchased                                                  7,000
Accrued expenses                                                          46,751
                                                                     -----------
     TOTAL LIABILITIES                                                   679,313
                                                                     -----------
     NET ASSETS                                                      $51,343,451
                                                                     ===========

                              SOURCE OF NET ASSETS
Capital
  Par value of 1,087,038 shares outstanding
    (30,000,000 shares authorized)
    at $.01 per share                                                $    10,870
  Paid-in capital                                                     43,414,619
                                                                     -----------
  Total capital paid in on shares                                     43,425,489
  Undistributed net investment income                                     89,910
  Undistributed net realized gain on investments                         645,697
  Net unrealized appreciation of investments                           7,182,355
                                                                     -----------
     NET ASSETS                                                      $51,343,451
                                                                     ===========
     NET ASSET VALUE PER SHARE
     (Offering and Redemption Price)                                 $     47.23
                                                                     ===========

THE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THESE STATEMENTS.

                                MATRIX ADVISORS
                                   VALUE FUND

                       STATEMENT OF OPERATIONS (UNAUDITED)

                                                                    FOR THE
                                                                SIX MONTHS ENDED
                                                               DECEMBER 31, 2001
                                                               -----------------
                               INVESTMENT INCOME
Dividends                                                         $   295,726
Interest                                                               17,251
                                                                  -----------
     TOTAL INCOME                                                     312,977
                                                                  -----------

                                    EXPENSES
Investment advisory fee                                               225,261
Transfer agent fee and expenses                                        22,632
Registration and filing fees                                           11,592
Custodian fee and expenses                                              8,096
Audit fees                                                              6,072
Reports to shareholders                                                 2,760
Legal fees                                                              2,024
Miscellaneous                                                           2,024
Insurance                                                               1,000
                                                                  -----------
     TOTAL EXPENSES                                                   281,461
     LESS: Advisory fees waived and expenses paid                     (58,453)
                                                                  -----------
     NET EXPENSES                                                     223,008
                                                                  -----------
     NET INVESTMENT INCOME                                             89,969
                                                                  -----------
     REALIZED AND UNREALIZED
     GAIN ON INVESTMENTS - NET

Realized gain on investments - net                                    646,105
Change in unrealized appreciation of investments - net              2,021,459
                                                                  -----------
     GAIN ON INVESTMENTS - NET                                      2,667,564
                                                                  -----------
     NET INCREASE IN NET ASSETS
     RESULTING FROM OPERATIONS                                    $ 2,757,533
                                                                  ===========

THE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THESE STATEMENTS.

                                MATRIX ADVISORS
                                   VALUE FUND

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                    FOR THE             FOR THE
                                                                SIX MONTHS ENDED       YEAR ENDED
                                                               DECEMBER 31, 2001#     JUNE 30, 2001
                                                               ------------------     -------------
Net investment income                                             $     89,969         $    175,548
Realized gain on investments - net                                     646,105            1,038,851
Change in unrealized appreciation of investments - net               2,021,459            1,131,190
                                                                  ------------         ------------
     NET INCREASE IN NET
     ASSETS RESULTING
     FROM OPERATIONS                                                 2,757,533            2,345,589
                                                                  ------------         ------------
     DISTRIBUTIONS TO
     SHAREHOLDERS
Net investment income                                                 (151,917)             (67,597)
Realized gain on investments                                        (1,038,961)            (350,603)
                                                                  ------------         ------------
     TOTAL DISTRIBUTIONS
     TO SHAREHOLDERS                                                (1,190,878)            (418,200)
                                                                  ------------         ------------
     CAPITAL SHARE
     TRANSACTIONS
Shares sold                                                          7,288,336           25,028,130
Shares issued in connection with reinvestment of dividends           1,174,310              409,851
Shares redeemed                                                     (1,298,077)          (2,896,649)
                                                                  ------------         ------------
     NET CHANGE FROM
     CAPITAL SHARE
     TRANSACTIONS                                                    7,164,569           22,541,332
                                                                  ------------         ------------
     TOTAL INCREASE
     IN NET ASSETS                                                   8,731,224           24,468,721
Net assets, beginning of period                                     42,612,227           18,143,506
                                                                  ------------         ------------

Net assets, end of period (including undistributed
net investment income of $89,910 and
$151,858, respectively)                                           $ 51,343,451         $ 42,612,227
                                                                  ============         ============

     CHANGES IN SHARES
     OUTSTANDING
Shares sold                                                            159,920              569,480
Shares issued in connection with reinvestment of dividends              25,390                9,268
Shares redeemed                                                        (28,829)             (65,375)
                                                                  ------------         ------------
     INCREASE                                                          156,481              513,373
                                                                  ============         ============

#Unaudited.

THE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THESE STATEMENTS.

                                MATRIX ADVISORS
                                   VALUE FUND

                    NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
                               DECEMBER 31, 2001

NOTE 1 - ORGANIZATION

Matrix Advisors Value Fund (the "Fund") is a Maryland corporation registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund commenced operations September 16, 1983. The objective of the Fund is to achieve a total rate of return composed of capital appreciation and current income.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The Fund consistently follows the accounting policies set forth below which are in conformity with accounting principles generally accepted in the United States of America.

(a) Security Valuation

Portfolio securities which are traded on national securities exchanges are valued at the last sale price on the principal exchange on which the security is traded as of the close of the New York Stock Exchange. If there were no transactions in a security on that day, the security is generally valued at the last reported bid price. Securities traded over-the-counter are generally valued at the latest bid price. If no quotations are available for a security, or if the Board of Directors (or committee of the Board of Directors appointed for that purpose) believes that the latest bid price of a security which has not been traded on the date in question does not fairly reflect its market value, it is valued in a manner determined in good faith by the Board of Directors, or its delegates, to reflect its fair value.

(b) Federal Income Taxes

The Fund has elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code. The Fund intends to distribute substantially all of its taxable income and any capital gains less any applicable capital loss carryforwards. Accordingly, no provision for Federal income taxes has been made in the accompanying financial statements.

(c) Portfolio Transactions

Security transactions are accounted for on the trade date, the date the order to buy or sell is executed. Security gains and losses are computed on an identified cost basis.

(d) Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

                                MATRIX ADVISORS
                                   VALUE FUND

(e) Other

Interest  income  is  recorded  on  the  accrual  basis.   Dividend  income  and
distributions to shareholders are recorded on the ex-dividend date.

NOTE 3 - INVESTMENT ADVISORY FEE

The Fund has a management agreement with Matrix Asset Advisors, Inc. (the "Advisor", "Matrix") to serve as investment advisor. Certain officers of the Advisor are also officers of the Fund. Under the terms of the agreement, the Fund has agreed to pay the Advisor as compensation for all services rendered, staff and facilities provided and expenses paid or assumed, an annual fee, accrued daily, paid monthly, of 1.00% of the Fund's average daily net assets. For the period ended December 31, 2001, Matrix voluntarily waived $57,453 of its fee and paid an additional $1,000 of expenses.

NOTE 4 - INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of securities for the period ended December 31, 2001 were as follows:

                                                                  Proceeds from
                                                                Sales (Including
                                                  Purchases        Maturities)
                                                  ---------        -----------
Common Stock and Bonds                           $18,984,593       $10,712,585
Short-term Obligations                            15,791,746        16,958,005


At December 31, 2001, the cost of securities for federal income tax purposes was substantially the same as that recorded for book purposes. Accordingly, the aggregate gross unrealized appreciation of investments over cost for federal income tax purposes was $8,700,635 and the aggregate gross unrealized depreciation was $1,518,280, or a net unrealized appreciation of $7,182,355.

                                MATRIX ADVISORS
                                   VALUE FUND

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                           SIX MONTHS                   YEARS ENDED JUNE 30,
                                           ENDED DEC.   ---------------------------------------------------
                                           31, 2001#      2001      2000       1999       1998       1997
                                            -------     -------    -------    -------    -------    -------
Net asset value, beginning of period        $ 45.79     $ 43.49    $ 38.40    $ 32.90    $ 29.39    $ 24.10
                                            -------     -------    -------    -------    -------    -------
Income from investment operations:
  Net investment income                        0.07        0.20       0.11       0.03       0.14       0.10
  Net realized and unrealized gain
    on investments                             2.55        3.03       5.30       6.26       3.54       5.52
                                            -------     -------    -------    -------    -------    -------
Total from investment operations               2.62        3.23       5.41       6.29       3.68       5.62
                                            -------     -------    -------    -------    -------    -------
Less distributions:
  Dividends from net investment
    income                                    (0.15)      (0.15)     (0.00)     (0.09)     (0.17)     (0.33)
  Distributions from realized gains           (1.03)      (0.78)     (0.32)     (0.70)     (0.00)     (0.00)
                                            -------     -------    -------    -------    -------    -------
Total distributions                           (1.18)      (0.93)     (0.32)     (0.79)     (0.17)     (0.33)
                                            -------     -------    -------    -------    -------    -------
Net asset value, end of period              $ 47.23     $ 45.79    $ 43.49    $ 38.40    $ 32.90    $ 29.39
                                            =======     =======    =======    =======    =======    =======

Total return                                   5.77%       7.50%     14.18%     19.79%     12.56%     23.47%

Ratios/supplemental data:
Net assets, end of period (millions)        $  51.3     $  42.6    $  18.1    $  11.1    $  10.0    $   8.5
Ratio of operating expenses to
  average net assets:
    Before expense reimbursement               1.25%+      1.37%      1.65%      1.83%      1.80%      1.92%
    After expense reimbursement                0.99%+      0.99%      0.99%      1.25%      1.23%      1.42%
Ratio of net investment income (loss)
  to average net assets:
    Before expense reimbursement               0.14%+      0.22%     (0.35%)    (0.48%)    (0.12)%    (0.06)%
    After expense reimbursement                0.40%+      0.60%      0.31%      0.10%      0.45%      0.44%
Portfolio turnover rate                          25%         55%        40%        33%        68%       129%

#    Unaudited.
+    Annualized.

THE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THESE STATEMENTS.

                               BOARD OF DIRECTORS
                    Leonard M. Heine, Jr., Director Emeritus
                               David A. Katz, CFA
                                Larry D. Kieszek
                              Robert M. Rosencrans
                               T. Michael Tucker

                                       *

                               INVESTMENT ADVISOR
                           Matrix Asset Advisors, Inc.
                          747 Third Avenue, 31st Floor
                               New York, NY 10017
                                 (800) 366-6223

                                       *

                                    CUSTODIAN
                                 U.S. Bank, N.A.
                               425 Walnut Street
                              Cincinnati, OH 45202

                                       *

                                 TRANSFER AGENT
                         U.S. Bancorp Fund Services, LLC
                            615 East Michigan Street
                              Milwaukee, WI 53202

                                       *

                                  ADMINISTRATOR
                         U.S. Bancorp Fund Services, LLC

                                       *

                             INDEPENDENT ACCOUNTANTS
                              Tait, Weller & Baker

                                       *

                                  LEGAL COUNSEL
                      Swidler Berlin Shereff Friedman, LLP


This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.